CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
November 27, 2019

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item. 8.01 Other events

Access-Power, Inc. is filing the below document signed and dated for our Shareholders and the Commission to review.

Access-Power, Inc. is in the final stages of a Corporate Action Request with a FINRA process whereby we earlier announced the merger with Grand Haven MM LLC. The Secretary of State of Florida has all of our documents on file to process and finalize this in the coming days. Our newly formed subdiary Grand Haven MM will focus its sales and growth on 2 key business segments, with the majority of the Corporate focus on our new futuristic business model called
Clones by Drones - a USPTO service mark characterized here:

http://tsdr.uspto.gov/#caseNumber=88690325&caseType=SERIAL
_NO&searchType=statusSearch

We are so excited about our future. We will focus on intrastate eCommerce, and as the DEA looses up the deregulation of Marajuana and Cannabis as a Schedule 1 drug, we then will focus on interstate eCommerce as well. Access-Power, Inc. will be successfull in our endeavours.

We will focus and have 3 short term goals with this new business model. Target #1 is to upgrade in tier change at OTC Markets to the PINK LIMITED market. We believe our Company deserves to return to a higher standard for reporting among US OTC Companies. The Company will to this end strive to find a new Market Maker so that we can file a new FORM 211 with FINRA. Once successful in this goal, OTC MARKETs has emailed the Company that we would be successful in our application with OTCIQ for the PINK LIMITED tier status change. This is our #1 goal, and to this end...we are continuing to work with our Master Tax Advisor to finish up and complete the year end 2018 audit. Once completed, we will file the appropriate 8K to discuss details of the audit.
Furthermore, we are in contact with a respected Florida attorney to help us, and represent our Company with an attorney letter so that it can be presented to FINRA and OTC Markets.

Target #2 is to complete all FAA Drone and pilot licensing which will be required for completion of the goal. Access-Power, Inc. plans to become fully FAA compliant in our tasks. The Company will also work with local City officials to coordinate all local zoning ordinances.

The City of Grand Haven has approved an ordinance in April 2019 to allow Medical Marijuana operations within the city limits.
The marijuana movement in Michigan is exploding and changing every day. We expect to apply for city licenses and permits to operate our business model. Furthermore, we expect cooperation from the local police in the area, and will continue to communicate with local and state police of our intended business plan. Based on recent converstaions, we expect to experience no problems in the future. Lastly, Access-Power, Inc. has initiated the steps to apply for a State of Michigan Micro Marijuana Business License. We expect completion of this task by next year 2020. The State portal for all licensing requirements can be found here:

https://www.michigan.gov/lara/0,4601,7-154-89334_79571
_78089---,00.html

Target goal #3 is save money. We are in the final stages of receiving and closing on a $50,000.00 working capital donation by Patrick J Jensen. I attest that all of my shares are restricted at the Transfer Agent in the amount of 131,128,500 shares. All purchases and future purchases of common stock will be reported on a FORM 4 filing with the SEC.

In closing, Access-Power, Inc. would like to inform the Commission of our intent to continue in our reporting standard and to seek a current registration status with the SEC. It is our belief that we have the STOP SIGN at OTC Markets due to a technicality on a fraud FORM 15 filing from 2007. No one caught the erroneous filing back then, and so because of that only fact, are we stuck with the STOP SIGN until a new market maker files that FORM 211 with FINRA. As stated, we expect to complete a 2nd FINRA DAILY LIST very soon. Our past is over and the Company is debt free, and has a fixed float of shares in the verified amount of 98,244,146 located here:

https://www.otcmarkets.com/stock/ACCR/security

We will work with the Commission to become current in all aspects. We plan to amend our 10k filings with audited financials by our MASTER TAX ADVISOR and also plan to file our 2019 YE 10K with audited financials too.

Just stay with me...

Our comeback song remains the same,

https://www.youtube.com/watch?v=xbhCPt6PZIU

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE. THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING ALL EXHIBITS, AND CAREFULLY CONSIDER, AMONG OTHER FACTORS THE VARIOUS RISK FACTORS THAT MAY BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. Such statements could be affected by risks and

Respectfully submitted before the Commission,

Patrick J. Jensen
Director
Access-Power, Inc.
November 27, 2019